SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                        Date of Report: February 2, 2006





                                INSEQ CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            33-0895699
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey                07856
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 398-8183
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2006, GreenShift Corporation agreed to assume the Convertible Debentures that INSEQ had issued to Highgate House Funds, Ltd., in the amount of $1,150,369, and Highgate House Funds, Ltd. released INSEQ from all liability under the Debentures.

Additionally, on February 2, 2006, Cornell Capital Partners, LP, converted $404,139.41 of debt into common stock. The amount converted equalled the entirety of the principal and accrued interest on the Convertible Debenture issued by INSEQ to Cornell.

The completion of the above described transactions will result in the conversion of all of INSEQ's outstanding convertible debt with Cornell and Highgate, and the reduction of INSEQ's debt by a total of $1,554,508.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



INSEQ CORPORATION



               /S/      Kevin Kreisler
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By:                     KEVIN KREISLER
                        Chief Executive Officer
Date:                   February 2, 2006